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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2016 (June 1, 2016)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.
On June 1, 2016, Realogy Group LLC (“Realogy Group”), an indirect subsidiary of Realogy Holdings Corp. (“Realogy Holdings”), and its subsidiaries amended the existing Apple Ridge Funding LLC securitization program utilized by Realogy Group's' relocation services operating unit, Cartus Corporation (“Cartus”). This was effected pursuant to an Amendment to the Note Purchase Agreement dated as of June 1, 2016, by and among Cartus, Realogy Group, the managing agents, committed purchasers and conduit purchasers named therein, and Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as administrative agent. The managing agents, committed purchasers and/or conduit purchasers that are parties to the Note Purchase Agreement are CA-CIB, Atlantic Asset Securitization LLC, The Bank of Nova Scotia, Liberty Street Funding LLC, Wells Fargo Bank, National Association, Barclays Bank PLC and Sheffield Receivables Company LLC.
The Amendment to the Note Purchase Agreement, among other things, extends the securitization program until June 9, 2017, subject to extension for an additional period of 364 days.
The parties to the Amendment to the Note Purchase Agreement and their respective affiliates have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for Realogy Holdings and its subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Amendment to Note Purchase Agreement, dated as of June 1, 2016, among Apple Ridge Funding LLC, Cartus Corporation, Realogy Group LLC, the Managing Agents, Committed Purchasers and Conduit Purchasers, and Crédit Agricole Corporate and Investment Bank, as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 3, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1
Amendment to Note Purchase Agreement, dated as of June 1, 2016, among Apple Ridge Funding LLC, Cartus Corporation, Realogy Group LLC, the Managing Agents, Committed Purchasers and Conduit Purchasers, and Crédit Agricole Corporate and Investment Bank, as Administrative Agent.